COLTERPOINT NET LEASE REAL ESTATE ETF (formerly known as, NETLease Corporate Real Estate ETF) Trading Symbol: NETL Listed on NYSE Arca, Inc.	Summary Prospectus September 29, 2025 www.netleaseetf.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated June 30, 2025 (as supplemented September 29, 2025), are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.netleaseetf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Colterpoint Net Lease Real Estate ETF (formerly known as, NETLease Corporate Real Estate ETF) (the “Fund”) seeks to track the performance, before fees and expenses, of the Colterpoint Net Lease Real Estate Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is owned by Colterpoint, LLC (formerly known as, Fundamental Income Strategies, LLC) (the “Index Provider”) and measures the performance of the net lease real estate sector of the U.S. equity market. A “net lease” is an arrangement, typically associated with commercial real estate, that requires the tenant to pay all or a portion of the taxes, fees, and maintenance costs for a property in addition to rent.
Colterpoint Net Lease Real Estate Index
The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the net lease real estate sector (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The Index may include American Depositary Receipts (“ADRs”). The Index includes securities of companies with a diversified customer, tenant, or obligor base (collectively, “Diversified Companies”), and may also include securities of companies with more than half of their revenue being generated from a single customer, tenant, or obligor (collectively, “Non-Diversified Companies”).
The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States. As of June 1, 2025, the Index consisted of 22 securities, the three largest of which and their weights were Agree Realty Corporation (8.5%), Realty Income Corporation (8.3%) and NNN REIT, Inc. (8.2%).
The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Non-Diversified Companies cannot exceed 12.5% of the total Index weight, and each Non-Diversified Company cannot exceed 3.5% of the total Index weight. Additionally, each of the five largest Diversified Companies in the Index will have their weight capped at 8%, and the remaining Diversified Companies are each capped at 4% of the total Index weight.
If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight of Diversified Companies is proportionally redistributed to all Diversified Companies with weights below such limits, and the excess weight of Non-Diversified Companies is proportionally redistributed to all Non-Diversified Companies with weights below such limits.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in corporate real estate companies. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders. For purposes of the foregoing policy, the Fund defines “corporate real estate companies” to mean companies that (i) earn a majority of their revenue or income from or have a majority of their assets invested in owning or managing real estate properties or (ii) are structured as REITs.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
The Fund is expected to concentrate (i.e., hold more than 25% of its total assets) in securities of the real estate sector to approximately the same extent as the Index. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and ADRs entitle their holders to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares.
•Concentration Risk. The Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies. As a result, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, the real estate industry may be out of favor and underperform other industries or groups of industries.

•Corporate Real Estate Investment Risk. The Fund is expected to invest substantially all of its assets in real estate-related companies that invest in properties leased to single tenants primarily on a “triple-net” basis meaning the tenants are responsible for property expenses such as property taxes, insurance and repairs and maintenance. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in real estate companies entails certain risks associated with the direct ownership of real estate, such as a decrease in value of real estate, as well as the real estate industry in general. Many factors may affect real estate values, including occupancy, the general, regional and local economic conditions, the availability of mortgages, fluctuations in interest rates and property tax rates, the amount of new construction in a particular area, laws and regulations affecting real estate (including zoning and tax laws, environmental regulations, and other governmental action, such as the exercise of eminent domain), and the costs of owning, maintaining and improving real estate if the company is responsible for those costs. Real estate companies are also subject to heavy cash flow dependency, increased operating expenses, the skill of management, changes in property values and rental rates, overbuilding, losses due to natural disasters, casualty or condemnation, defaults by tenants or borrowers, and self-liquidation. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses.
Companies in the Net Lease Real Estate sector may be affected by unique factors related to leasing properties to single tenants including dependence on the financial performance of their tenants and lease terms related to rent escalations based on economic measurements. In the event a tenant defaults on its payment obligations under a lease, the company’s rental revenue related to the property could be significantly impacted or completely eliminated, which could also result in a reduction in the value of the property. In these instances, the company could experience difficulty or a significant delay in re-leasing or selling the property, and the company would incur property expenses such as property taxes, insurance, repairs and maintenance that were formerly paid by the tenant. Re-leasing the property may also require capital expenditures. The rental revenue of companies in the Net Lease Real Estate sector can also be dependent on lease terms related to rent escalations that are based on factors out of their control such as changes in CPI or the amount of sales from the operations at the companies’ properties.
Companies in the Net Lease Real Estate sector also may be affected by unique supply and demand factors that do not apply to other real estate sectors particularly for vacant properties and properties near the end of their lease terms. Net lease real estate typically involves office, retail, or industrial real estate and consequently may be affected by the risks associated with such real estate sectors. These sectors may be more susceptible to changes in interest rates, business capital expenditures, macroeconomic trends, government regulation, and tax regulation than other real estate sectors.
Industrial real estate may also be concentrated in logistics-related industries, which could expose industrial real estate companies to the risks of a downturn affecting logistics companies and could result in lower demand for vacant properties and give tenants significant negotiating power in the event of tenant default under the lease or at the end of the lease term.
Office real estate companies are particularly subject to changes in financing costs, economic conditions, and for vacant properties or properties subject to leases near the end of their terms, changes in market rental rates, the costs of repairing or renovating space, taxes, insurance and utility expenses. Office real estate companies may have properties concentrated in key geographic markets, and changes to the economic condition of one or more such markets may significantly affect such companies’ profitability if the properties are vacant or near the end of their lease terms. Retail companies are particularly subject to changes in international, national, regional, and local economic conditions; tenant bankruptcies; the increasing use of the Internet by retailers and consumers; local real estate conditions; levels of consumer spending, changes in consumer confidence, and fluctuations in seasonal spending; increased operating costs; and perceptions by consumers of the safety, convenience, and attractiveness of retail properties.
Man-made disasters in recent years as well as the potential spread of contagious diseases in locations where office real estate companies own significant properties could cause a decline in rental rates and reduce demand for occupancy. Actual or threatened war, terrorist activity, political unrest, or civil strife, and other geopolitical uncertainty could have a similar effect. Any one or more of these events may reduce the overall demand for office space or limit rental prices, both of which could adversely affect company profits.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.

•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
•International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
•Passive Investment Risk. The Fund is not actively managed, and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.

•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general, as described under Corporate Real Estate Investment Risk above.
In addition to these risks, property-owning REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage-based REITs may be affected by the quality of any credit extended. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments. In addition, the Fund holds interests in REITs, and it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level).
•Small and Mid-Sized Company Stock Risk. Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-sized company stocks tend to be more volatile and less liquid than large company stocks.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year, five year, and since inception periods compare with those of the Index, the S&P 500, a broad-based securities market index, and the Dow Jones U.S. Real Estate Index, an additional index that provides a broad measure of the performance of the real estate market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.netleaseetf.com.
Calendar Year Total Returns
For the year-to-date period ended March 31, 2025, the Fund’s total return was 7.69%.
During the period of time shown in the bar chart, the highest quarterly return was 20.13% for the quarter ended June 30, 2020, and the lowest quarterly return was -30.65% for the quarter ended March 31, 2020.

Average Annual Total Returns
(For the Periods ended December 31, 2024)

Colterpoint Net Lease Real Estate ETF	1 Year	5 Year	Since Inception (3/21/2019)
Return Before Taxes	-1.12%	1.55%	3.40%
Return After Taxes on Distributions	-2.20%	0.30%	2.12%
Return After Taxes on Distributions and Sale of Shares	-0.41%	0.79%	2.20%
Colterpoint Net Lease Real Estate TR Index (reflects no deduction for fees, expenses, or taxes)	-0.57%	2.20%	4.07%
S&P 500 TR Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	15.18%
Dow Jones U.S. Real Estate Total Return Index (reflects no deduction for fees, expenses, or taxes)	4.86%	3.00%	4.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Exchange Traded Concepts, LLC (the “Adviser”) serves as the Fund’s investment adviser.
Portfolio Managers: Andrew Serowik, a Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in March 2019. Todd Alberico and Gabriel Tan, each a Portfolio Manager of the Adviser, have served as portfolio managers of the Fund since June 2021. Brian Cooper, a Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since June 2023.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.netleaseetf.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.